1 Quaker Chemical Corporation Investor Conference Call April 30, 2013 First Quarter 2013 Results

2 Regulation G The attached charts include Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that an analysis of this data is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. This data should be read in conjunction with the Company’s first quarter earnings news release dated April 29, 2013, which has been furnished to the SEC on Form 8-K, and the Company’s Form 10-Q for the quarterly period ended March 31, 2013, which has been filed with the SEC. Forward-Looking Statements This presentation may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in such statements. A major risk is that the Company’s demand is largely derived from the demand for its customers’ products, which subjects the Company to downturns in a customer’s business and unanticipated customer production shutdowns. Other major risks and uncertainties include, but are not limited to, significant increases in raw material costs, customer financial stability, worldwide economic and political conditions, foreign currency fluctuations, future terrorist attacks and other acts of violence. Other factors could also adversely affect us. Therefore, we caution you not to place undue reliance on our forward-looking statements. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995. Risks and Uncertainties Statement

3 Speakers Michael F. Barry Chairman of the Board, Chief Executive Officer & President Margaret M. Loebl Vice President, Chief Financial Officer & Treasurer Robert T. Traub General Counsel Chart #1

4 1 st Quarter 2013 Headlines • Solid net sales and operating income despite challenging environment • Gross margin improvement • Net operating cash flow of $11.3 million enhances strong balance sheet Chart #2

5 Chairman Comments ▪ Positives x Solid sales / margins in a difficult economy x Winning business & leveraging acquisitions x Strong cash flow generation x Liquidity remains a Company strength ▪ Negatives x Weak market conditions, especially in Europe x Challenging outlook for the remainder of the year First Quarter 2013 Chart #3 On balance, we remain optimistic about our future and expect 2013 to be another good year for Quaker.

Product Volume by Quarter


Metalworking Process Chemicals Segment
55,000
50,000
45,000
40,000
35,000
30,000
25,000
4Q08 YTD Avg.
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

Chart #4

7 Financial Snapshot Q1 2013 Q1 2012 Net Sales ($Mils.) 176.2 177.6 Gross Margin (%) 35.5 33.7 Operating Margin (%) 9.9 9.4 Net Income attributable to Quaker Chemical Corporation ($Mils.) 13.6 12.4 Adjusted EBITDA ($Mils.) – Trailing Twelve Months 81.9 75.6 Adjusted EBITDA Margin (%) 11.6 10.8 Earnings Per Diluted Share 1.04 0.95 Non - GAAP Earnings Per Diluted Share 0.96 0.91 Debt ($Mils.) 29.6 48.5 Equity ($Mils.) 302.0 277.8 Chart #5

8 Gross Margin Percentage 33.7% 34.3% 32.7% 34.2% 35.5% 20.0% 25.0% 30.0% 35.0% 40.0% Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 QTD Gross Margin Percentage Chart #6 28.0% 34.7% 35.4% 32.6% 33.7% 20.0% 25.0% 30.0% 35.0% 40.0% 2008 2009 2010 2011 2012 YTD Gross Margin Percentage

9 Baseline Historical Performance $40.1 $44.2 $66.8 $73.0 $80.9 $81.9 6.90% 9.80% 12.30% 10.70% 11.40% 11.60% 2008 2009 2010 2011 2012 Q1 2013 Trailing Twelve Months Adjusted EBITDA ($ Mils.) Adjusted EBITDA Margin (%) Chart #7 (Adjusted EBITDA)

10 Balance Sheet Net Cash / (Debt) -$100 -$80 -$60 -$40 -$20 $0 $20 $40 $60 2008 2009 2010 2011 2012 Q1 2013 $ Millions Cash ST/LT Debt Net Debt Chart #8

11 Net Cash Flow From Operations 6.7 15.2 19.8 21.1 11.3 0 10 20 30 40 50 60 70 80 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 QTD Operating Cash Flow ($ Millions) Chart #9 13.4 41.6 37.5 19.7 62.9 0 10 20 30 40 50 60 70 80 2008 2009 2010 2011 2012 YTD Operating Cash Flow ($ Millions)

12 APPENDIX

13 Trailing Twelve Months Adjusted EBITDA Reconciliation Chart #10 I = G + H H G = F - D F E = C + D D C = B - A B A Trailing Twelve Months Q1 2013 Q1 2013 Last Nine Months 2012 YTD 2012 Trailing Twelve Months Q1 2012 Q1 2012 Last Nine Months 2011 YTD 2011 Q1 2011 Net income 48,659 13,619 35,040 47,405 47,231 12,365 34,866 45,892 11,026 Depreciation 12,251 3,056 9,195 12,252 11,856 3,057 8,799 11,455 2,656 Amortization 3,239 879 2,360 3,106 2,598 746 1,852 2,338 486 Interest expense 3,853 744 3,109 4,283 4,622 1,174 3,448 4,666 1,218 Taxes on income 16,263 4,133 12,130 15,575 14,879 3,445 11,434 14,256 2,822 Non-cash gain from the purchase of an equity affiliate - - - - (2,718) - (2,718) (2,718) - Change in fair value of a contingent consideration liability (1,737) - (1,737) (1,737) (595) - (595) (595) - Equity loss (income) from a captive insurance company (2,828) (1,435) (1,393) (1,812) (2,316) (419) (1,897) (2,323) (426) Devaluation of the Venezuelan Bolivar 357 357 - - - - - - - U.S. customer bankruptcies 1,254 - 1,254 1,254 - - - - - Transition costs related to key employees 609 - 609 609 - - - - - Adjusted EBITDA 81,920 21,353 60,567 80,935 75,557 20,368 55,189 72,971 17,782 Adjusted EBITDA Margin 11.6% 12.1% 11.4% 11.4% 10.8% 11.5% 10.5% 10.7% 11.1%

14 Annual Adjusted EBITDA Reconciliation Chart #11 2008 2009 2010 2011 2012 Net income 9,833 16,058 32,120 45,892 47,405 Depreciation 10,879 9,525 9,867 11,455 12,252 Amortization 1,177 1,078 988 2,338 3,106 Interest expense 5,509 5,533 5,225 4,666 4,283 Taxes on income 4,977 7,065 12,616 14,256 15,575 Restructuring and related activities 2,916 2,289 - - - Non-income tax contingency charge - - 4,132 - - Equity affiliate out of period charge - - 564 - - Transition costs related to key employees 3,505 2,443 1,317 - 609 Non-cash gain from the purchase of an equity affiliate - - - (2,718) - Change in fair value of a contingent consideration liability - - - (595) (1,737) Equity loss (income) from a captive insurance company 1,299 162 (313) (2,323) (1,812) Devaluation of the Venezuelan Bolivar - - 322 - - U.S customer bankruptcies - - - 1,254 Adjusted EBITDA 40,095 44,153 66,838 72,971 80,935 Adjusted EBITDA Margin 6.9% 9.8% 12.3% 10.7% 11.4%

15 Non - GAAP Earnings Per Diluted Share Reconciliation Q1 2013 Q1 2012 GAAP Earnings Per Diluted Share $ 1.04 $ 0.95 Devaluation of the Venezuelan Bolivar 0.03 -- Equity income in a captive insurance company (0.11) (0.04) Non – GAAP Earnings Per Diluted Share $ 0.96 $ 0.91 Chart #12